UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 28, 2004

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                      DELAWARE         000-26287        23-2763854
             -----------------------  ------------  -------------------
            (State or other juris-    (Commission     (IRS Employer
           diction of incorporation)   File Number)   Identification No.)


                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508)-337-9200

                                       N/A
        ----------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2004 the Company issued a press release announcing, among other things, its financial results for the quarter ended March 31, 2004. A copy of the Company's press release is included in this report as Exhibit 99.1 and incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

Date: April 28, 2004      By:   /s/ Thomas J. Fogarty
                                            --------------------------
                                            Thomas J. Fogarty,
                                            Executive Vice President and
                                             Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number   Description
=======  ===============================================================
99.1 Press Release, dated April 28, 2004, issued by Axeda Systems Inc. announcing its financial results for the quarter ended March 31, 2004.